Exhibit 99.1

For more information contact:
Stephen S. Romaine, President & CEO
Francis M. Fetsko, CFO
Tompkins Financial Corporation 607.273.3210

For Immediate Release

Wednesday, January 26, 2011

Tompkins Financial Corporation reports increase in fourth quarter earnings

ITHACA, NY – Tompkins Financial Corporation (TMP–NYSE Amex)

Tompkins Financial Corporation reported net income of $8.9 million for the fourth quarter of 2010, an increase of 8.3% from the $8.2 million reported for the same period in 2009. Net income of $33.8 million for the year ended December 31, 2010, was 6.3% ahead of the $31.8 million reported for the year ended December 31, 2009.

Diluted earnings per share were $0.81 for the fourth quarter of 2010, a 6.6% increase from the $0.76 reported for the fourth quarter of 2009. For the full year, diluted earnings per share totaled $3.11 in 2010, an increase of 5.1% over the $2.96 reported in 2009.

President and CEO Stephen S. Romaine commented, “We are very pleased to report record earnings for the year ended December 31, 2010, especially given the challenging economic climate. During the quarter we were also pleased to see continuing improvement to our already strong capital position, as well as a decline in nonperforming assets.”

Selected highlights for the fourth quarter and full year period ended December 31, 2010, are included below:

▪  Capital levels at December 31, 2010, remain comfortably above the regulatory minimums to be considered well capitalized, with a ratio of Tier I capital to average assets of 8.02%; and a ratio of total capital to risk-weighted assets of 13.42%. These ratios are improved from 7.44% and 12.14%, respectively at December 31, 2009.

▪ Total loans were $1.9 billion at December 31, 2010, relatively unchanged from a year earlier.

▪ Total deposits were $2.5 billion at quarter end, up 2.3% from the same period in 2009.

▪ Average earning assets were up approximately $160.2 million during the year (primarily in the securities portfolio) helping offset a modest decline in the net interest margin.

▪  The net interest margin for the fourth quarter of 2010 was 3.75% compared to 3.89% for the fourth quarter of 2009. For the year to date, net interest margin was 3.86% in 2010, compared to 3.92% for 2009. Despite the decline in net interest margin, net interest income of $27.9 million for the fourth quarter of 2010 was relatively flat when compared to the same quarter last year, and for the full year ended December 31, 2010, net interest income of $111.8 million was up 4.4% from 2009.

▪  Noninterest income was $12.3 million for the quarter (up 1.14%) and $46.2 million for the year (down 0.1%). Fee income from investment services, insurance, and card services were all up for both the quarter and year-to-date periods, while service charges on deposit accounts declined. The lower level of deposit service charges was attributable to new regulations that went into effect July 1, 2010 for new customers and August 15, 2010 for pre-existing customers.

▪  Growth in noninterest expense was relatively modest for the quarter and full year periods. Noninterest expenses for the fourth quarter of 2010 were $25.2 million, up 1.0% over the same period prior year. Noninterest expenses for the full year were $99.0 million, an increase of 2.5% over the full year expenses in 2009.

▪  The level of nonperforming assets declined during the quarter from $55.8 million at September 30, 2010, to $46.5 million at December 31, 2010, yet remain above nonperforming assets of $35.2 million reported at year end 2009. As of December 31, 2010, we were continuing to receive regular payments on approximately 63% of the loans that we categorize as nonperforming.

▪  The provision for loan and lease losses was $1.4 million in the fourth quarter of 2010, compared to $2.8 million in the fourth quarter of 2009. For the full year, provision expense was $8.5 million, down from $9.3 million in 2009. Net charge-offs were up for both the quarter and full year periods, yet remain well below the most recent peer averages published by the Federal Reserve.

▪  The Company’s allowance for loan and lease losses totaled $27.8 million at December 31, 2010, which represented 1.46% of total loans, compared to $28.7 million and 1.50% at September 30, 2010. The allowance as a percentage of total loans has increased from 1.27% at year-end 2009. Allowance coverage of nonperforming loans has improved in the most recent quarter to 61.46% from 53.15% in September 2010.

Mr. Romaine added, “While many in the industry have experienced losses in recent years, we have continued to deliver returns of shareholders equity that are among the best in the industry. Our commitment to a strategy of long term sustainable growth is what has allowed us to continue our long history of earnings and dividend growth, even during the challenging economic environment of recent years.”

Tompkins Financial Corporation operates 45 banking offices in the New York State markets served by the Company’s three community banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank, insurance through Tompkins Insurance Agencies, Inc. and wealth management through Tompkins Financial Advisors.

“Safe Harbor” Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

1 Federal Reserve peer ratio as of September 30, 2010, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

	As of	As of
(In thousands, except share and per share data) (Unaudited)	12/31/2010	12/31/2009
ASSETS
Cash and noninterest bearing balances due from banks	$47,339	$43,686
Interest bearing balances due from banks	2,226	1,676
Money market funds	100	100
Cash and Cash Equivalents	49,665	45,462

Trading securities, at fair value	22,837	31,718
Available-for-sale securities, at fair value	1,039,608	928,770
Held-to-maturity securities, fair value of $56,064 at December 31, 2010, and $46,340 at December 31, 2009	54,973	44,825
Loans and leases, net of unearned income and deferred costs and fees	1,910,358	1,914,818
Less: Allowance for loan and lease losses	27,832	24,350
Net Loans and Leases	1,882,526	1,890,468

FHLB and FRB stock	21,985	20,041
Bank premises and equipment, net	46,103	46,650
Corporate owned life insurance	40,024	35,953
Goodwill	41,649	41,589
Other intangible assets, net	4,207	4,864
Accrued interest and other assets	56,766	62,920
Total Assets	$3,260,343	$3,153,260

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	1,230,815	1,183,145
Time	741,829	794,738
Noninterest bearing	523,229	461,981
Total Deposits	2,495,873	2,439,864

Federal funds purchased and securities sold under agreements to repurchase, including certain amounts at fair value of $0 at December 31, 2010, and $5,500 at December 31, 2009	183,609	192,784
Other borrowings, including certain amounts at fair value of $11,629 at December 31, 2010 and $11,335 at December 31, 2009	244,193	208,965
Trust preferred debentures	25,060	25,056
Other liabilities	38,200	41,583
Total Liabilities	$2,986,935	$2,908,252

EQUITY
Tompkins Financial Corporation shareholders’ equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued: 10,934,385 at December 31, 2010; and 9,785,265 at December 31, 2009	1,093	978
Additional paid-in capital	198,114	155,589
Retained earnings	76,446	92,402
Accumulated other comprehensive loss	(1,260)	(3,087)
Treasury stock, at cost – 92,025 shares at December 31, 2010, and 81,723 shares at December 31, 2009	(2,437)	(2,326)

Total Tompkins Financial Corporation Shareholders’ Equity	271,956	243,556
Noncontrolling interests	1,452	1,452
Total Equity	$273,408	$245,008
Total Liabilities and Equity	$3,260,343	$3,153,260

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Twelve Months Ended
(In thousands, except per share data) (Unaudited)	12/31/2010	12/31/2009	12/31/2010	12/31/2009
INTEREST AND DIVIDEND INCOME
Loans	$26,314	$27,359	$106,357	$107,452
Due from banks	4	12	31	27
Federal funds sold	2	4	17	15
Money market funds	0	1	0	36
Trading securities	242	313	1,084	1,362
Available-for-sale securities	7,980	8,514	33,989	35,196
Held-to-maturity securities	375	417	1,535	1,814
FHLB and FRB stock	317	807	1,049	893
Total Interest and Dividend Income	35,234	37,427	144,062	146,795
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	938	1,286	4,297	5,442
Other deposits	2,873	4,340	13,380	18,769
Federal funds purchased and repurchase agreements	1,349	1,565	5,418	6,254
Trust preferred debentures	371	363	1,581	1,087
Other borrowings	1,842	1,976	7,611	8,206
Total Interest Expense	7,373	9,530	32,287	39,758
Net Interest Income	27,861	27,897	111,775	107,037
Less: Provision for loan/lease losses	1,433	2,758	8,507	9,288
Net Interest Income After Provision for Loan/Lease Losses	26,428	25,139	103,268	97,749
NONINTEREST INCOME
Investment services income	3,564	3,502	14,329	13,328
Insurance commissions and fees	3,016	2,870	12,738	12,307
Service charges on deposit accounts	1,952	2,451	8,554	9,312
Card services income	1,138	980	4,285	3,664
Mark-to-market (loss) gain on trading securities	(339)	(150)	219	204
Mark-to-market gain (loss) on liabilities held at fair value	500	502	(441)	1,263
Other income	2,446	1,769	6,331	5,933
Net other-than-temporary impairment losses	0	0	(34)	(146)
Net gain on security transactions	4	218	178	348
Total Noninterest Income	12,281	12,142	46,159	46,213
NONINTEREST EXPENSES
Salaries and wages	10,911	10,597	42,530	40,459
Pension and other employee benefits	3,554	3,281	14,523	13,367
Net occupancy expense of premises	1,735	1,668	7,161	7,135
Furniture and fixture expense	1,109	1,101	4,421	4,462
FDIC insurance	1,022	1,648	3,768	4,976
Amortization of intangible assets	175	213	762	915
Other operating expense	6,677	6,423	25,880	25,303
Total Noninterest Expenses	25,183	24,931	99,045	96,617
Income Before Income Tax Expense	13,526	12,350	50,382	47,345
Income Tax Expense	4,602	4,104	16,420	15,383
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	8,924	8,246	33,962	31,962
Less: Net income attributable to noncontrolling interests	32	32	131	131
Net Income Attributable to Tompkins Financial Corporation	$8,892	$8,214	$33,831	$31,831
Basic Earnings Per Share	$0.82	$0.77	$3.13	$2.98
Diluted Earnings Per Share	$0.81	$0.76	$3.11	$2.96

Average Consolidated Balance Sheet and Net Interest Analysis

	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	December 31, 2010			December 31, 2010			December 31, 2009
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$10,582	$4	0.15%	$25,189	$31	0.12%	$17,017	$27	0.16%
Money market funds	100	—	0.00%	100	—	0.00%	17,130	36	0.21%
Securities (1)
U.S. Government Securities	916,601	7,254	3.14%	857,724	30,964	3.61%	721,438	31,812	4.41%
Trading Securities	23,888	242	4.02%	27,389	1,085	3.96%	35,067	1,362	3.88%
State and municipal (2)	113,115	1,478	5.18%	107,376	6,059	5.64%	111,253	6,715	6.04%
Other Securities (2)	16,308	196	4.77%	17,465	849	4.86%	20,710	1,064	5.14%
Total securities	1,069,912	9,170	3.40%	1,009,954	38,957	3.86%	888,468	40,953	4.61%
Federal Funds Sold	4,121	2	0.19%	9,233	17	0.18%	8,542	15	0.18%
FHLBNY and FRB stock	19,807	317	6.35%	19,597	1,049	5.35%	20,274	893	4.40%
Loans, net of unearned income (3)
Real Estate	1,361,886	18,732	5.46%	1,345,540	75,610	5.62%	1,284,063	75,479	5.88%
Commercial Loans (2)	458,064	6,126	5.30%	461,339	24,730	5.36%	466,076	25,461	5.46%
Consumer Loans	76,239	1,348	7.01%	80,412	5,619	6.99%	87,283	6,083	6.97%
Direct Lease Financing	9,650	145	5.96%	10,692	643	6.01%	13,031	784	6.02%
Total loans, net of unearned income	1,905,839	26,351	5.48%	1,897,983	106,602	5.62%	1,850,453	107,807	5.83%
Total interest-earning assets	3,010,361	35,844	4.72%	2,962,056	146,656	4.95%	2,801,884	149,731	5.34%

Other assets	233,461			229,784			207,123

Total assets	3,243,822			3,191,840			3,009,007

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	1,253,844	1,218	0.39%	1,226,852	5,994	0.49%	1,128,648	8,694	0.77%
Time Dep > $100,000	309,262	938	1.20%	327,626	4,297	1.31%	303,761	5,442	1.79%
Time Dep < $100,000	433,962	1,602	1.46%	432,804	6,984	1.61%	420,351	9,223	2.19%
Brokered Time Dep < $100,000	15,740	53	1.34%	24,886	402	1.62%	43,218	852	1.97%
Total interest-bearing deposits	2,012,808	3,811	0.75%	2,012,168	17,677	0.88%	1,895,978	24,211	1.28%

Federal funds purchased & securities sold under agreements to repurchase repurchase	191,622	1,349	2.79%	185,563	5,418	2.92%	190,975	6,254	3.27%
Other borrowings	195,508	1,842	3.74%	193,296	7,611	3.94%	204,467	8,206	4.01%
Trust preferred debentures	25,060	371	5.87%	25,058	1,581	6.31%	17,311	1,087	6.28%
Total interest-bearing liabilities	2,424,998	7,373	1.21%	2,416,085	32,287	1.34%	2,308,731	39,758	1.72%

Noninterest bearing deposits	495,781			468,219			427,025
Accrued expenses and other liabilities	42,992			41,593			40,242
Total liabilities	2,963,771			2,925,897			2,775,998

Tompkins Financial Corporation Shareholders’ equity	278,508			264,431			231,498
Noncontrolling interest	1,543			1,512			1,511
Total equity	280,051			265,943			233,009

Total liabilities and equity	$3,243,822			$3,191,840			$3,009,007
Interest rate spread			3.51%			3.61%			3.62%
Net interest income/margin on earning assets		28,471	3.75%		114,369	3.86%		109,973	3.92%

Tax Equivalent Adjustment		(610)			(2,594)			(2,936)

Net interest income per consolidated financial statements		$27,861			$111,775			$107,037

(1)   Average balances and yields on available-for-sale securities are based on historical amortized cost.
(2)   Interest income includes the tax effects of taxable-equivalent adjustments using a combined New York State and Federal effective income tax rate of 40% to increase tax exempt interest income to taxable-equivalent basis.
(3)   Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s condensed consolidated financial statements included in Part I of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009.

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

	Quarter-Ended					Year-Ended
(In thousands, except per share data	Dec-10	Sep-10	Jun-10	Mar-10	Dec-09	Dec-10

Period End Balance Sheet
Securities	$1,117,418	$1,053,038	$1,023,220	$1,026,301	$1,005,313	$1,117,418
Loans and leases, net of unearned income and deferred costs and fees	1,910,358	1,914,064	1,900,303	1,887,038	1,914,818	1,910,358
Allowance for loan and lease losses	27,832	28,684	26,530	25,366	24,350	27,832
Total assets	3,260,343	3,247,111	3,161,648	3,206,763	3,153,260	3,260,343
Total deposits	2,495,873	2,528,528	2,460,223	2,512,201	2,439,864	2,495,873
Federal funds purchased and securities sold under agreements to repurchase	183,609	191,596	175,336	181,255	192,784	183,609
Other borrowings	244,193	182,779	189,561	190,545	208,965	244,193
Trust preferred debentures	25,060	25,059	25,058	25,057	25,056	25,060
Shareholders’ equity	273,408	276,495	268,683	254,444	245,008	273,408

Average Balance Sheet
Average earning assets	$3,010,361	$2,937,795	$2,953,673	$2,945,953	$2,920,269	$2,962,056
Average assets	3,243,822	3,168,478	3,181,476	3,173,064	3,132,599	3,191,840
Average interest-bearing liabilities	2,424,998	2,372,630	2,424,245	2,443,145	2,408,997	2,416,085
Average equity	280,051	273,517	260,197	249,586	245,176	265,943

Share data
Weighted average shares outstanding (basic)	10,888,138	10,845,106	10,818,218	10,724,644	10,702,447	10,812,502
Weighted average shares outstanding (diluted)	10,936,042	10,893,642	10,876,421	10,776,934	10,752,737	10,864,450
Period-end shares outstanding	10,898,475	10,878,813	10,830,001	10,793,573	9,752,619	10,898,475
Book value per share	25.09	25.42	24.81	23.57	22.84	25.09

Income Statement
Net interest income	$27,861	$27,864	$28,106	$27,944	$27,897	$111,775
Provision for loan/lease losses	1,433	3,483	1,408	2,183	2,758	8,507
Noninterest income	12,281	11,227	11,331	11,320	12,142	46,159
Noninterest expense	25,183	24,852	24,516	24,494	24,931	99,045
Income tax expense	4,602	3,233	4,447	4,138	4,104	16,420
Net income attributable to Tompkins Financial	8,892	7,490	9,033	8,416	8,214	33,831
Noncontrolling interests	32	33	33	33	32	131
Basic earnings per share	$0.82	$0.69	$0.84	$0.78	$0.77	$3.13
Diluted earnings per share	$0.81	$0.69	$0.83	$0.78	$0.76	$3.11

Asset Quality
Net charge-offs	2,285	1,329	244	1,167	1,208	5,025
Nonaccrual loans and leases	41,501	48,966	33,645	29,521	31,289	41,501
Loans and leases 90 days past due and accruing	1,217	1,737	1,758	51	369	1,217
Troubled debt restructurings not included above	2,564	3,264	3,264	3,703	3,265	2,564
Total nonperforming loans and leases	45,282	53,967	38,667	33,275	34,923	45,282
OREO	1,255	1,845	1,638	558	299	1,255
Nonperforming assets	46,537	55,812	40,305	33,833	35,222	46,537

	Quarter-Ended					Year-Ended
RATIO ANALYSIS	Dec-10	Sep-10	Jun-10	Mar-10	Dec-09	Dec-10
Credit Quality
Net loan and lease losses/ average loans and leases *	0.48%	0.28%	0.05%	0.25%	0.25%	0.26%
Nonperforming loans and leases/loans and leases	2.37%	2.82%	2.03%	1.76%	1.82%	2.37%
Nonperforming assets/assets	1.43%	1.72%	1.27%	1.06%	1.12%	1.43%
Allowance/nonperforming loans and leases	61.46%	53.15%	68.61%	76.23%	69.72%	61.46%
Allowance/loans and leases	1.46%	1.50%	1.40%	1.34%	1.27%	1.46%

Capital Adequacy (period-end)
Tier I capital / average assets	8.02%	8.01%	7.77%	7.56%	7.44%	8.02%
Total capital / risk-weighted assets	13.42%	13.14%	13.10%	12.56%	12.14%	13.42%

Profitability
Return on average assets *	1.09%	0.94%	1.14%	1.08%	1.04%	1.06%
Return on average equity *	12.60%	10.86%	13.92%	13.68%	13.29%	12.72%
Net interest margin (TE) *	3.75%	3.85%	3.91%	3.95%	3.89%	3.86%
* Quarterly ratios have been annualized

	Quarter-Ended					Year-Ended
	Dec-10	Sep-10	Jun-10	Mar-10	Dec-09	Dec-10
Non-GAAP Disclosure
Reported net income	$8,892	$7,490	$9,033	$8,416	$8,214	$33,831
Adjustments:
Adjusted net income	8,892	7,490	9,033	8,416	8,214	33,831
Weighted average shares outstanding (diluted)	10,936,042	10,893,641	10,876,421	10,776,934	10,752,737	10,864,450
Adjusted diluted earnings per share	$0.81	$0.69	$0.83	$0.78	$0.76	$3.11

	Year-to-date period ended
	Dec-10	Dec-09
Non-GAAP Disclosure
Reported net income	$33,831	$31,831
Adjustments:
FDIC special insurance assessment (after-tax)	—	822
Subtotal adjustments	—	822
Adjusted net income	33,831	32,653
Weighted average shares outstanding (diluted)	10,864,450	10,759,302
Adjusted diluted earnings per share	$3.11	$3.03